AMENDMENT AGREEMENT

      THIS AMENDMENT AGREEMENT is made and entered into as of the 19th day of March 2000 by and between Ambient Corporation, a Delaware corporation (hereinafter "Ambient" or the "Company") and Grove Industries Ltd. (hereinafter the "Consultant").

                                   WITNESSETH

      WHEREAS, the Company and Consultant entered into an agreement in February 2000 and wish to amend the same;

      NOW THEREFORE, in consideration of the mutual promises, covenants and undertakings of the parties, it is hereby agreed:

1. Section 1 of the agreement shall be deleted and replaced with the following section. All other terms and conditions shall remain the same.

      "Compensation. For services rendered hereunder, and in full and final payment thereof, the Company hereby issues to Consultant 700,000 shares of the Company's Common Stock (the "Securities")."

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


Ambient Corporation                 Grove Industries Ltd.


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                                    CORPMAN INC.
                                    Director
                                    represented by Margaret Grant